================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 7, 2004
                                                        ----------------


                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania               1-31655                      25-1532164
----------------------------    ----------------               -------------
(State or other jurisdiction    (Commission File               (IRS Employer
of incorporation)                   Number)                  Identification No.)


309 Main Street, Irwin, Pennsylvania                              15642
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                                IBT BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

         On December 8, 2004, the Registrant announced that Charles W. Hergenroeder and Thomas E. Deger had been appointed to the Boards of Directors of the Registrant and its principal subsidiary, Irwin Bank & Trust Company (the "Bank"), effective as of December 7, 2004. Mr. Deger is President of Highland Carbide Tool Co., Inc. in Irwin, Pennsylvania. Mr. Hergenroeder is a partner in the law firm of Hergenroeder, Rega and Sommer, LLC, which represents the Bank in lending transactions from time to time. For further information, reference is made to the Registrant's press release, dated December 8, 2004, which is filed as Exhibit 99.1 hereto.


Item 9.01.   Financial Statements and Exhibits

         (c) Exhibits:

             99.1     Press Release, dated December 8, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IBT BANCORP, INC.


Date: December 8, 2004               By:  /s/Charles G. Urtin
                                          -------------------------------------
                                          Charles G. Urtin
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)